UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

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Item 1.01 – Entry into a Material Definitive Agreement.

On December 31, 2019, Bakhu Holdings Corp. (“Bakhu” or the “Company”) as Licensee, entered into an Amended and Restated Patent and Technology License Agreement (the “Restated License”) with Cell Science Holding Ltd. (“Licensor”), restating the original license agreement entered into on December 20, 2018 (the “Original License”). Pursuant to the Original License as amended and restated by the Restated License, the Licensor has granted to the Company an exclusive license, with respect to the use of the Licensed Science (as defined in the Restated License) and process, for (i) the production, manufacturing and sale of cannabis and byproducts thereof where permitted, (ii) Cannabis-related research, teaching and education for both medical and other purposes, and (iii) all medical uses and applications of Cannabis, within the Territory (as defined in the License Agreement).

The foregoing summary description of the terms of the Restated License is a summary and does not purport to be complete, may not contain all information that is of interest to the reader, and is qualified in its entirety by reference to the full text thereof of such agreement. A copy of the Restated License and exhibits thereto, is attached hereto as Exhibit 10.1 is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 3, 2012, the Board of Directors of the Company appointed Dr. Peter Whitton, Aristotle Popolizio and Evripides (Roy) Dr4akos to serve as additional Directors of the Company, along with current Director, Thomas K. Emmitt.  The biographies of Messrs. Whitton, Popolizio and Drakos are set forth below:

Dr. Peter Whitton - is a well-respected expert in the fields of microbiology and biochemistry with over 20 years’ experience in his field, and is recognized as a leader in the field of plant cell culturing and research. Dr. Whitton has a BSC in Biology with Chemistry and a PhD in Biochemistry. He is a member of the Institute of Biology and a chartered biologist, a member of the Royal Society of Chemistry and a Fellow of the Institute of Biomedical Sciences. Dr. Whitton has wide ranging expertise, having provided advisory services to leading pharmaceutical companies such as GlaxoSmithKline and Boots on regulatory strategy, as well as directing research and providing toxicology advice to Pfizer.

Dr. Whitton previously served as director and Chief Scientific Officer for Naturally Scientific Technologies Ltd., where he developed and patented methods for the production of glyceraldehyde from CO2 and the production of Lipids using plant cell culture technologies. Prior to joining Naturally Scientific Dr. Whitton ran and managed his own research organization, Phyto-Research Ltd., for five years and secured a number of patents in the field of plant tissue cultures and natural sciences, as well as providing research and advisory services to leading pharmaceutical companies and universities. During this period Dr. Whitton worked with The Serious and Organized Crime Directorate of the Metropolitan Police with Assistant Commissioner Tarique Gaffur on the development of new drug and explosive detection techniques. Dr. Whitton held the position of senior scientist for a number of years for an organization specializing in the preparation of herbal-based remedies and cosmetics and was responsible for research, quality and conformance with British Pharmacopeia Standards and compliance with Cosmetic Safety regulations. Dr. Whitton has successfully patented many bio-technology patents with a particular focus on the use of plant cell technology for industrial applications. Dr. Whitton was a co-founder and currently services as a director of Lykke Research Ltd., a bio-technology company that has developed and patented a process to produce the API from the Hoodia Gordonii plant from cell cultures for use in the dietary supplements market as an appetite suppressant. He is the co-founder and a director of PhytoCyte Pty, a bio-technology company that has developed a process to produce cannaboids and their API’s from cell cultures for the medicinal and recreational cannabis markets.

Aristotle Popolizio – is the head of Investment Relations at Inter-M Traders Ltd., a family office equity investment fund, with offices in Cyprus and New York City. Mr. Popolizio leads a team in research, raising capital and the development of operational risk management plans, and ensures the company is appropriately and strategically positioned with analysts, investors, and all stakeholders. Mr. Popolizio has a BS in Risk Management and a Minor in International Business from the Smeal college of The Pennsylvania State University. Mr. Popolizio provides advisory services in a wide variety of sectors, including pharmaceutical companies, bio-medical companies, CPA’s, attorneys, and government bodies. Mr. Popolizio holds licenses with FINRA (series 7 and series 66) and NIPR (life insurance, accident and health insurance, property insurance, and casualty insurance).

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Evripides (Roy) Drakos – is a strategy and business development associate for Viasat Inc., in California and a principal advisor for Private Equity investments in satellite engineering, renewable energy, satellite broadband, internet of things and cyber secure infrastructures, regulatory and licensing, patent development and investments while spearheading strategic partnerships with private and state own enterprises. Mr. Drakos is charismatic strategist and business development professional excelling in satellite communications, wireless networks, renewable energy and many more technocentric investment areas. Mr. Drakos has twenty five years of experience in satellite communications and a dozen years involved in special projects in the field of pioneering technology and marketing strategies accumulating unique skills and knowledge authority in the industry. Since 2017 to date Mr. Drakos has served as an Investment Advisor for Inter-M Traders Ltd., Private Equity Fund, focusing on private equity investment in edge technology, renewable energy, medical research, wireless network infrastructure and satellite communications. Mr. Drakos develops new business foundations attracting private equity investors and family offices on next generation technologies, performs technical-against-financial due diligence, evaluates structures global business expansion strategies and investment funding and design and delivers international fund syndication programs.

Family Relationships

There are no family relationships between Messrs. Whitton, Popolizio and Drakos and any of the Company's directors or officers.

Related Party Transactions

Dr. Peter Whitton is the inventor the Licensed Science which is the subject of the Restated License set forth in Item 1.01 above. There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.1	Amended and Restated Patent and Technology License Agreement dated December 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.
/s/ Thomas K. Emmitt
Date: January 13, 2020	____________________________________
By: Thomas K. Emmitt
Its: President and Chief Executive Office

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